                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  January 20, 1998



                             WELLS FARGO & COMPANY
            (Exact name of registrant as specified in its charter)


           Delaware                1-6214           No. 13-2553920
(State or other jurisdiction  (Commission File      (IRS Employer
      of incorporation)          Number)           Identification No.)


            420 Montgomery Street, San Francisco, California 94163
             (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  1-800-411-4932


                                Not applicable
         (Former name or former address, if changed since last report)

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Item 5:  OTHER EVENTS

         Attached hereto as Exhibit 99 is a Press Release announcing Wells Fargo & Company's financial results for the quarter ended December 31, 1997. Final financial statements with additional analyses will be filed as part of the Company's Form 10-K in March 1998.

Item 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

               27   Financial Data Schedule

               99 Copy of the Press Release announcing Wells Fargo & Company's financial results for the quarter ended December 31, 1997.







                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 20, 1998.



                             WELLS FARGO & COMPANY



                             By: /s/ FRANK A. MOESLEIN
                                ---------------------------------------
                                Frank A. Moeslein
                                Executive Vice President and Controller